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Exhibit 10.135
                              AMENDMENT AND JOINDER
                                       TO
                          REGISTRATION RIGHTS AGREEMENT

         This Amendment and Joinder (the "Amendment") to that certain Registration Rights Agreement (the "Agreement") dated as of October 8, 1999 by and between Balanced Care Corporation, a Delaware corporation (the "Company"), and IPC Advisors S.a.r.l. ("IPC Advisors"), is entered into as of this 31st day of July, 2000 by and among the Company, IPC Advisors, HR Investments Limited ("HR"), RH Investments Limited ("RH") and VXM Investments Limited ("VXM")(hereinafter, HR, RH and VXM shall be individually and collectively referred to as the "Debenture Purchaser").

                                   WITNESSETH:

         WHEREAS, the Company and each Debenture Purchaser have entered into those certain Purchase Agreements each dated as of June 30, 2000 (individually, a "Purchase Agreement" and collectively, the "Purchase Agreements") pursuant to which, among other things, the Company has agreed to issue and sell to each Debenture Purchaser, and each Debenture Purchaser has agreed to purchase from the Company, on the date hereof a debenture in the original principal amount of approximately $4,666,667 (individually, a "Debenture" and collectively, the "Debentures"); and

         WHEREAS, each Debenture is convertible into shares of the common stock, par value $.001 per share, of the Company; and

         WHEREAS, the Purchase Agreements provide that the parties shall enter into this Amendment as of the date hereof.

         NOW THEREFORE, the parties hereby agree as follows:

1. Incorporation of Recitals; Definitions. The recitals set forth above are incorporated herein by reference and are made a part hereof to the same extent as if such recitals were set forth herein. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement and, if not defined in the Agreement, shall have the meanings ascribed to them in the Subscription Agreement or the Debentures, as applicable.
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2. Definition of Registrable Securities. The definition of "Registrable
Securities" set forth in Section 1.2 of the Agreement is hereby amended and restated in its entirety as follows:

                  "Registrable Securities" means (i) shares of common stock of the Corporation acquired, directly or indirectly, pursuant to the Subscription Agreement, or pursuant to any subdivision, reclassification or other similar change in respect thereof, including upon the conversion of the Series C Preferred Shares, (ii) shares of the common stock of the Corporation issued upon conversion of that certain Debenture, dated as of July 31, 2000, in the original principal amount of $4,666,667 in favor of HR Investments Limited, or pursuant to any subdivision, reclassification or other similar change in respect thereof, in each case owned or held by a Holder, (iii) shares of the common stock of the Corporation issued upon conversion of that certain Debenture, dated as of July 31, 2000, in the original principal amount of $4,666,667 in favor of RH Investments Limited, or pursuant to any subdivision, reclassification or other similar change in respect thereof, in each case owned or held by a Holder, and (iv) shares of the common stock of the Corporation issued upon conversion of that certain Debenture, dated as of July 31, 2000, in the original principal amount of $4,666,667 in favor of VXM Investments Limited, or pursuant to any subdivision, reclassification or other similar change in respect thereof, in each case owned or held by a Holder.

3. Definition of Holders. The definition of "Holders" set forth in Section 1.2 of the Agreement is hereby amended and restated in its entirety as follows:

                  "Holders" means the Purchaser, HR Investments Limited, RH Investments Limited and VXM Investments Limited and such of their

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                  respective successors and affiliate transferees who acquire
                  Registrable Securities.

4. Joinder. By executing and delivering this Amendment, each Debenture Purchaser hereby becomes a party to the Agreement, as amended hereby, and each party hereto hereby acknowledges and agrees that each Debenture Purchaser shall hereby be entitled to the rights and privileges of a Holder and that each such Debenture Purchaser is bound by all of the provisions of the Agreement applicable to a Holder thereunder.

5. Notice. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be given by prepaid first-class mail, by facsimile or other means of electronic communication or by hand-delivery as hereinafter provided. Any such notice or other communication, if mailed by prepaid first-class mail at any time other than during a general discontinuance of postal service due to strike, lock-out or otherwise shall be deemed to have been received on the fourth (4th) Business Day after the post-marked date thereof, or if sent by facsimile or other means of electronic communication, shall be deemed to have been received on the Business Day following the sending, or if delivery by hand shall be deemed to have been received at the time it is delivered to the applicable address noted below either to the individual designated below or to an individual at such address having apparent authority to accept deliveries on behalf of the addressee. Notice of change of address shall also be governed by this section. In the event of a general discontinuance of postal service due to strike, lockout or otherwise, notices or other communications shall be delivered by hand or sent by facsimile or other means of electronic communication and shall be deemed to have been received in accordance with this section. Notices and other communications shall be addressed as follows:

         (a) if to the Company:

                      Balanced Care Corporation
                      1215 Manor Drive
                      Mechanicsburg, PA 17055 U.S.A.

                      Attention:      Robin L. Barber
                      Telecopier:     (717) 796-6294

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                  with a copy to:

                      Kirkpatrick & Lockhart LLP
                      Henry W. Oliver Building
                      535 Smithfield Street
                      Pittsburgh, PA 15222 U.S.A.

                      Attention:      Kristen Larkin Stewart, Esq.
                      Telecopier:     (412) 355-6501

         (b)      if to the Debenture Purchaser:

                        HR Investments Limited
                      RH Investments Limited
                      VXM Investments Limited
                      c/o Unsworth & Associates
                      Herengrach 483
                      1017 BT
                      Amsterdam, Netherlands

                      Attention:      Brad Unsworth
                      Telecopier:     011-31-20-623-2285

                  with a copy to:

                      Manfred J. Walt
                      c/o Central Park Lodges Ltd.
                      175 Bloor Street East
                      South Tower
                      Toronto, Ontario
                      M4W 3R8

                      Attention:      Manfred J. Walt
                      Telecopier:     (416) 323-3818

                  with a further copy to:

                      Goodman Phillips & Vineberg
                      250 Yonge Street, Suite 2400
                      Toronto, Ontario
                      M5B 2M6

                      Attention:      Stephen Pincus
                      Telecopier:     (416) 979-1234

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         (c)      if to IPC Advisors:

                      IPC Advisors S.a.r.l.
                      c/o Unsworth & Associates
                      Herengrach 483
                      1017 BT
                      Amsterdam, Netherlands

                      Attention:      Brad Unsworth
                      Telecopier:     011-31-20-623-2285

                  with a copy to:

                      Manfred J. Walt
                      c/o Central Park Lodges Ltd.
                      175 Bloor Street East
                      South Tower
                      Toronto, Ontario
                      M4W 3R8

                      Attention:      Manfred J. Walt
                      Telecopier:     (416) 323-3818

                  with a further copy to:

                      Goodman Phillips & Vineberg
                      250 Yonge Street, Suite 2400
                      Toronto, Ontario
                      M5B 2M6

                      Attention:      Stephen Pincus
                      Telecopier:     (416) 979-1234

6. Miscellaneous.

         (a) Except as expressly amended or modified by this Amendment, the terms and condition of the Agreement shall remain in full force and effect.

         (b) This Amendment may be executed in one or more counterparts, each of which shall constitute an original but all of which shall constitute one and the same instrument.

         (c) This Amendment may be amended only by a writing signed by all of the parties hereto.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      BALANCED CARE CORPORATION

                                      By:/s/ Robin L. Barber
                                      Print Name: Robin L. Barber
                                      Title: Senior Vice President
                                                 and Legal Counsel &
                                                 Assistant Secretary


                                      IPC ADVISORS S.A.R.L.

                                      By:/s/ J. B. Unsworth
                                      Print Name: J. B. Unsworth
                                      Title: Manager

                                      HR INVESTMENTS LIMITED

                                      By:/s/ J. B. Unsworth
                                      Print Name: J. B. Unsworth
                                      Title: Director


                                      RH INVESTMENTS LIMITED

                                      By:/s/ J. B. Unsworth
                                      Print Name: J. B. Unsworth
                                      Title: Director


                                      VXM INVESTMENTS LIMITED

                                      By:/s/ J. B. Unsworth
                                      Print Name: J. B. Unsworth
                                      Title: Director

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